Exhibit Index
                                                       on Page 4

                   SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                           1934


         Date of Report (Date of earliest event reported): August 15, 1997


                         PUBLICKER INDUSTRIES INC.
          (Exact name of registrant as specified in its charter)



              Pennsylvania          1-3315             23-0991870

         (State or other      (Commission             (IRS Employer
          jurisdiction        File Number)            Identification No.)
          of incorporation)


            One Post Road, Fairfield, Connecticut            06430
          (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code:   (203 254-3900



     (Former name or former address, if changed since last report.)

          Item 5.Other Events.

               On January 5, 1989, Publicker Industries Inc. (the
          "Company") filed a registration statement (File No. 33-9344) on Form S-3 and Post-Effective Amendment No. 1 to Form S-1 (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") relating to the offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of 3,686,400 and 1,228,800 shares of common stock, par value $.10 per share ("Common Stock"), of the Company issuable upon the exercise of the Company's Common Stock Purchase Warrants and Underwriter's Warrants, respectively. The Registration Statement was subsequently amended by pre-effective amendments filed February 9, 1989 and February 14, 1989 and a post-effective amendment filed May 15, 1992.

               On August 14, 1997, the Company filed with the
          Commission a Prospectus pursuant to Rule 424(b) (the "424(b) Prospectus") relating to the issuance and sale of 1,082,420 and 1,228,800 shares of Common Stock issuable upon the exercise of the Company's Common Stock Purchase Warrants and Underwriter's Warrants, respectively, which shares were previously registered under the Registration Statement, as amended. In connection with the filing of the 424(b) Prospectus, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Financial Statements and Exhibits."

           Item 7.Financial Statements and Exhibits.

                (a) - (b)Not applicable.

                 (c)The following Exhibits are filed as a part of this Report:


          Exhibit No.                 Exhibit


          4.1 Form of Amendment No. 1 to Warrant Agreement, dated August 13, 1997, between Publicker Industries Inc. and Publicker Industries Inc., as Warrant Agent.


          4.2 Form of Amendment No. 1 to Warrant Agreement, dated August 13, 1997, between Publicker Industries Inc. and Harry I. Freund and Jay S. Goldsmith.

                      SIGNATURES


                        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PUBLICKER INDUSTRIES INC.



              Date: August 15, 1997       /S/ Antonio L. DeLise

                                          Antonio L. DeLise
                                          Vice President and Chief
                                          Financial Officer


                                 EXHIBIT INDEX

          Exhibit No.      Exhibit                           Page No.


          4.1 Form of Amendment No. 1 to Warrant Agreement, dated August 13, 1997, between Publicker
                     Industries Inc. and Publicker Industries Inc., as Warrant Agent.

          4.2 Form of Amendment No. 1 to Warrant Agreement, dated August 13, 1997, between Publicker
                     Industries Inc. and Harry I. Freund and Jay S.
                     Goldsmith.

                                                 EXHIBIT 4.1

          __________________________________________________________________



                              AMENDMENT NO. 1

                                     TO

                             WARRANT AGREEMENT

                                  BETWEEN

                         PUBLICKER INDUSTRIES INC.

                                    AND

                        PUBLICKER INDUSTRIES INC.,

                              as Warrant Agent


                            ___________________

                        Dated as of August 13, 1997



          __________________________________________________________________




                      Common Stock Purchase Warrants


          AMENDMENT NO. 1 TO WARRANT AGREEMENT, dated as of August 13, 1997, between PUBLICKER INDUSTRIES INC., a Pennsylvania corporation (the "Company"), and PUBLICKER INDUSTRIES INC., a Pennsylvania corporation, as Warrant Agent (the "Warrant Agent").

               The Company previously issued Common Stock Purchase Warrants (the "Warrants") to purchase up to an aggregate of 3,600,000 shares of its Common Stock in connection with a public offering by the Company of Units, each consisting of $1,000 principal amount of the Company's 13% Subordinated Notes due December 15, 1996 and 120 Warrants, which offering commenced on December 17, 1986.

               In connection therewith, the Company and J. Henry
          Schroder Bank & Trust Company ("Schroder"), as warrant agent, entered into a Warrant Agreement dated as of December 15, 1986 in respect of the Warrants (the "Original Warrant Agreement").

               The Company has succeeded Schroder as Warrant Agent under the Original Warrant Agreement.

               The Company has approved a modification of the Warrants, and in connection therewith, the Company and the Warrant Agent desire to amend the Original Warrant Agreement pursuant to
          Section 19 thereof as set forth herein.

               In consideration of the premises and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and the registered owners of the Warrants, as modified, the Company and the Warrant Agent hereby agree as follows:

               SECTION 1.  Amendments to the Original Warrant
          Agreement.

                (a)All references in the Original Warrant Agreement to the Warrant Agent's offices in New York City shall be deemed references to the Warrant Agent's offices in Fairfield, Connecticut.

                (b)Section 5.1 of the Original Warrant Agreement is hereby amended in its entirety to read as follows:

               5.1.  Terms of Warrants.  Subject to the
               terms of this Agreement, each Holder shall have the right, which may be exercised until 5:00 p.m. New York City time on July 2, 2002, to purchase from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to purchase on exercise of such Warrants.

                (c)Section 5.4 of the Original Warrant Agreement is hereby amended in its entirety to read as follows:

               5.4 Warrant Price. The price per share at which Warrant Shares shall be purchasable upon exercise of Warrants (the "Warrant Price") shall be as set forth below for the applicable period, subject to adjustment pursuant to Section 9 hereof:

                                               Exercise Price per Share
                 Period                             of Common Stock

                 Qualifying Exercise Expiration Date (as
                    defined in Section 5.5) -
                    July 2, 1998                          $2.00
                 July 3, 1998 - July 2, 1999              $2.10
                 July 3, 1999 - July 2, 2000              $2.20
                 July 3, 2000 - July 2, 2001              $2.30
                 July 3, 2001 - July 2, 2002              $2.40

                (d)New Section 5.5 is hereby added to the Original Warrant Agreement:

               5.5  Required Exercise.  In order to
               retain the Warrants, each Holder must exercise at any time after August 14, 1997 but prior to 5:00 p.m., New York City time, on September 15, 1997 (the "Qualifying Exercise Expiration Date"), at the current exercise price of $1.95 per share of Common Stock, at least twenty-five percent (25%) (the "Requisite Percentage") of the Warrants owned by such Holder as of December 15, 1996. Any Holder who exercises the Requisite Percentage of such Holder's Warrants in accordance with the foregoing, will retain the remaining Warrants held by such Holder. If a Holder of Warrants fails to exercise the Requisite Percentage of such Warrants prior to the Qualifying Exercise Expiration Date, all of such Holder's Warrants will thereafter be void.

                (e)The first sentence of Section 17 of the Original Warrant Agreement is hereby amended in its entirety to read as follows:

               Any notice pursuant to this Agreement by the Company or by any Holder to the Warrant Agent, or by the Warrant Agent or by an Holder to the Company, shall be in writing and shall be mailed first class, postage prepaid, or delivered (a) to the Company at its office at One Post Road, Fairfield, Connecticut 06430,
               Attention: Chief Financial Officer; or (b) to the Warrant Agent, to Publicker Industries Inc., as Warrant Agent, Attention Chief Financial Officer at its office at One Post Road, Fairfield, Connecticut 06430.

                (f)The Form of Warrant Certificate attached as
          Exhibit A to the Original Warrant Agreement is hereby deleted and replaced with Exhibit A attached to this Amendment No. 1.

                    SECTION 2. Reference to and Effect on the Original Warrant Agreement.

                     (a) On and after the date hereof, each reference in the Original Warrant Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Original Warrant Agreement, and each reference in all other agreements entered into in connection with the Original Warrant Agreement to "thereunder", "thereof" or words of like import referring to the Original Warrant Agreement, shall mean and be a reference to the Original Warrant Agreement as amended hereby.

                     (b) Except as specifically amended above, the Original Warrant Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

                    SECTION 3.  Applicable Law.  This Amendment No. 1
          shall be governed by and construed in accordance with paragraph 18 of the Original Warrant Agreement.

                    SECTION 4. Headings. The headings of the Sections of this Amendment No. 1 are inserted for convenience only and shall not be deemed to constitute a part thereof.

                    SECTION 5. Counterparts. More than one counterpart of this Amendment No. 1 may be executed by the parties hereto, and each fully executed counterpart shall be deemed an original.

               SECTION 6. Capitalized Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Original Warrant Agreement.

               IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be duly executed as of the day, month and year first above written.

                                        PUBLICKER INDUSTRIES INC.


                                        By:
                                        _____________________________
                                           Name:
                                           Title:

          (CORPORATE SEAL)

          Attest:

          ____________________________


                                        PUBLICKER INDUSTRIES INC., as
                                        warrant agent


                                        By:
                                        _____________________________
                                            Name:
                                            Title:

          (CORPORATE SEAL)

          Attest:

               ____________________________


                                                               EXHIBIT A

          No. PIW        COMMON STOCK PURCHASE WARRANTS         WARRANTS
                                                                **    **

            VOID AFTER 5:00 P.M.  NEW YORK TIME ON JULY 2, 2002

                         PUBLICKER INDUSTRIES INC.
          INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF  PENNSYLVANIA

          CUSIP 744635-12-9
          THIS CERTIFIES THAT, for value received





                                **        **

          the registered holder of this Common Stock Purchase Warrant (the "Warrant") or registered assigns the (the "Holder"), is entitled to purchase from Publicker Industries Inc., a Pennsylvania corporation (the "Company"), at any time until 5:00 p.m. New York City time on July 2, 2002, at the purchase price per share (the "Warrant Price") set forth below, the number of shares of Common Stock of the Company (the
          "Common Stock"), which is equal to the number of Warrants set forth above multiplied by 1.024. The purchase price per share for the applicable period is as follows:

               September 15, 1997 to July 2, 1998        $2.00
               July 3, 1998 to July 2, 1999              $2.10
               July 3, 1999 to July 2, 2000              $2.20
               July 3, 2000 to July 2, 2001              $2.30
               July 3, 2001 to July 2, 2002              $2.40

          The number of shares purchasable upon exercise of this Warrant and the Warrant Price per share shall be subject to adjustment and reset from time to time as set forth in the Warrant Agreement referred to below, and these Warrants are subject to repurchase by the Company on the terms and conditions contained in such Warrant
          Agreement. The Warrants are subject to redemption by the Company for $1.25 per Warrant at any time after December 23, 1986 except that the Warrants may not be so redeemed unless the closing price (as determined in accordance with Section 9.1 (e) of the Warrant Agreement) for the Common Stock of the Company on any 20 trading days within a period of 30 consecutive trading days ending no more than five days prior to the date upon which notice or redemption is first mailed is at least 150% of the exercise price of the Warrant in effect on that day.

               This Warrant may be exercised in whole or in part by presentation of this Warrant with the Purchase Form on the reverse side hereof duly executed and simultaneous payment of the Warrant Price (subject to adjustment ) at the principal office of the Company, acting as its own
          Warrant Agent, in Fairfield, CT. Payment of such price shall be made at the option of the holder hereof in cash or by check.

               The Warrant is one of a duly authorized issue of Warrants evidencing the righ to purchase an aggregate of up to 4,140,000 shares of Common Stock and is issued under and in accordance with a Warrant Agreement dated as of December 15, 1986, between the Company and J. Henry Schroder Bank & Trust Company, as amended, and is subject to the terms and provisions contained in the Warrant Agreement, to all of which the Holder of this Warrant by acceptance hereof consents. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Warrant Agent.

               Upon any partial exercise of this Warrant, there shall be countersigned and issued to the Holder hereof a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. This Warrant may be exchanged at the office of the Warrant Agent by surrender of this Warrant properly endorsed either separately or in combination with one or more other Warrants for one or more new Warrants entitling the holder thereof to purchase the same aggregate number of shares as were purchasable on exercise of the Warrant or Warrants exchanged. No fractional shares will be issued upon the exercise of this Warrant but the Company shall pay the cash value of any fraction upon the exercise of one or more Warrants. This Warrant is transferable at the office of the Warrant Agent, in the manner and subject to limitations set forth in the Warrant Agreement.

               The Holder hereof may be treated by the Company, the Warrant Agent and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof as the owner for all purposes.

               This Warrant does not entitle any Holder hereof to any of the rights of a shareholder of the Company.

               This Warrant shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.


          DATED:

          PUBLICKER INDUSTRIES INC.

          BY                ATTEST


          PRESIDENT         SECRETARY


          Notice of the redemption will be given in The Wall Street
          Journal (national edition) or, if such edition is no longer published, in a newspaper of general circulation in New York City.

                         PUBLICKER INDUSTRIES INC.
                                PURCHASE FOR
                              MAILING ADDRESS





               The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to
          purchase thereunder,                                         shares
          of the stock provided for therein, and tenders herewith payment of the purchase price in full in the form of cash or by check in the
          amount of $         .

               The undersigned requests that certificates for such shares be issued in the name of:



            (Please Print Name, Address and Social Security No.)

          and, if said number of shares shall not be all the shares purchasable thereunder, thanta new Warrant Certificate for the balance remaining of the shares purchasable under the within Warrant Certificate be registered in the name of the undersigned Warrantholder or his Assignee as below indicated and delivered to the address stated below:

               DATED: __________________
          Name of Warrantholder or Assignee:



                               (Please Print)
          Address:



          Signature:



          Signature Guarantee:             NOTE: The above signature must
                                           correspond with the name as
                                           written upon the face of this
                                           Warrant Certificate in every
                                           particular, without alteration or
                                           enlargement or any change
                                           whatever, unless this Warrant has
                                           been assigned.

                                 ASSIGNMENT
               (To be signed only upon assignment of Warrant)

               FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto



          (Name and Address of Assignee Must be Printed or Typewritten)


          the within                  Warrants, together with all right, title
          and interest therein and does hereby irrevocably constitute and appoint to transfer said Warrants on the books of the Company, with full power of substitution in the premises and if said number of Warrants shall not be all the Warrants represented by the Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the Warrants represented by said Warrant Certificate.

          Dated:
                                        (Signature of Registered Holder)

                                        NOTE: The above signature must
                                        correspond with the name as written
                                        on the face of this Warrant Certificate
                                        in every particular, without
                                        alteration or enlargement.

                    Signature Guaranteed:
                  EXHIBIT 4.2
          ____________



                              AMENDMENT NO. 1

                                     TO

                             WARRANT AGREEMENT

                                  BETWEEN

                         PUBLICKER INDUSTRIES INC.

                                    AND

                    HARRY I. FREUND AND JAY S. GOLDSMITH


                            ___________________

                        Dated as of August 13, 1997



          __________________________________________________________________

          AMENDMENT NO. 1 TO WARRANT AGREEMENT, dated as of
          August 13, 1997, between PUBLICKER INDUSTRIES INC., a Pennsylvania corporation (the "Company"), and Harry I. Freund and Jay S. Goldsmith (each such individual, and each other registered holder of Warrants (as defined below) in accordance with the Original Warrant Agreement (as defined below) being referred to herein as a "Holder").

               The Company previously issued Common Stock Purchase
          Warrants to purchase up to an aggregate of 3,600,000 shares of its Common Stock in connection with a public offering (the "Offering") by the Company of Units, each consisting of $1,000 principal amount of the Company's 13% Subordinated Notes due December 15, 1996 and 120 Warrants, which offering commenced on December 17, 1986.

               In connection therewith, the Company issued 1,200,000 warrants (the "Warrants") to Drexel Burnham Lambert Incorporated ("DBL") as partial consideration for DBL acting as the underwriter for the Offering, and the Company and DBL entered into a Warrant Agreement dated as of December 17, 1986 (the "Original Warrant Agreement").

               The Warrants were previously transferred by DBL to Messrs. Harry I. Freund and Jay S. Goldsmith.

               The Company has approved a modification of the Warrants, and in connection therewith, the parties hereto desire to amend the Original Warrant Agreement pursuant to Section 18 thereof as set forth herein.

               In consideration of the premises and the mutual agreements set forth herein and in the Original Warrant Agreement and for other good and valuable consideration, the parties hereto agree as follows:

               SECTION 1.  Amendments to the Original Warrant
          Agreement.

                (a)Section 5.1(a) of the Original Warrant Agreement is hereby amended in its entirety to read as follows:

                (a)Each Warrant entitles the registered
               owner thereof to purchase 1.024 shares of Common Stock at any time until 5:00 p.m., New York time, on July 2, 2002 (the "Expiration Date") at a purchase price per share (the "Warrant Price") set forth below for the applicable period (subject to adjustment):

                                               Exercise Price per Share
                    Period                         of Common Stock

                 Qualifying Exercise Expiration Date (as
                      defined in Section 5.1(e)) -
                      July 2, 1998                         $2.00
                 July 3, 1998 - July 2, 1999               $2.10
                 July 3, 1999 - July 2, 2000               $2.20
                 July 3, 2000 - July 2, 2001               $2.30
                 July 3, 2001 - July 2, 2002               $2.40

                (b)Section 5.1(e) is hereby added to the Original
          Warrant Agreement:

                (e)In order to retain the Warrants, each
               Holder must exercise at any time after August 14, 1997 but prior to 5:00 p.m., New York City time, on September 15, 1997 (the "Qualifying Exercise Expiration Date"), at the current exercise price of $1.95 per share of Common Stock, at least twenty-five percent (25%) (the "Requisite Percentage") of the Warrants owned by such Holder as of December 15, 1996. Any Holder who exercises the Requisite Percentage of such Holder's Warrants in accordance with the foregoing, will retain the remaining Warrants held by such Holder. If a Holder of Warrants fails to exercise the Requisite Percentage of such Warrants prior to the Qualifying Exercise Expiration Date, all of such Holder's Warrants will thereafter be void.

                (c)The first sentence of Section 14 of the Original Warrant Agreement is hereby amended in its entirety to read as follows:

               Any notice pursuant to this Agreement to be given or made by the registered holder of any Warrant to or on the Company shall be sufficiently given or made if sent by first class, postage prepaid, addressed as follows:
               Publicker Industries Inc., One Post Road, Fairfield, Connecticut 06430, Attention: Chief Financial Officer.

                (d)The Form of Warrant Certificate attached as
          Exhibit A to the Original Warrant Agreement is hereby deleted and replaced with Exhibit A attached to this Amendment No. 1.

                    SECTION 2. Reference to and Effect on the Original Warrant Agreement.

                     (a) On and after the date hereof, each reference in the Original Warrant Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Original Warrant Agreement, and each reference in all other agreements entered into in connection with the Original Warrant Agreement to "thereunder", "thereof" or words of like import referring to the Original Warrant Agreement, shall mean and be a reference to the Original Warrant Agreement as amended hereby.

                     (b) Except as specifically amended above, the Original Warrant Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

                    SECTION 3. Applicable Law. This Amendment No. 1 shall be governed by and construed in accordance with paragraph 15 of the Original Warrant Agreement.

                    SECTION 4. Headings. The headings of the Sections of this Amendment No. 1 are inserted for convenience only and shall not be deemed to constitute a part thereof.

                    SECTION 5. Counterparts. More than one counterpart of this Amendment No. 1 may be executed by the parties hereto, and each fully executed counterpart shall be deemed an original.

               SECTION 6. Capitalized Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Original Warrant Agreement.

               IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be duly executed as of the day, month and year first above written.

               PUBLICKER INDUSTRIES INC.


                                        By:
                                        _____________________________
                                            Name:
                                            Title:

          (CORPORATE SEAL)

          Attest:

          ____________________________




                                    ______________________________
                                    Harry I. Freund


                                    ______________________________
                                    Jay S. Goldsmith


                                                                     EXHIBIT A

          THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK (OR OTHER SECURITIES) ISSUABLE UPON EXERCISE MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES) OR (iii) AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY WITH RESPECT TO SUCH EXEMPTION.


          No. U-

                            VOID AFTER 5:00 P.M. NEW YORK CITY
                                  TIME ON JULY 2, 2002

                                  Warrant Certificate

                                           Warrants

          THIS CERTIFIES THAT for value received,
          , the registered holder hereof or registered assigns (the
          "Holder"), is the owner of the number of Warrants set forth above, each of which entitles the owner thereof to purchase at any time until 5:00 P.M., New York time on July 2, 2002, 1.024 fully paid and nonassessable shares of the Common Stock, par value $.10 per share (the "Common Stock"), of Publicker Industries
          Inc. a Pennsylvania corporation (the"Company"), at the purchase price per share (the 'Warrant Price") as follows:

                September 15, 1997 to July 2, 1998    $2.00
                July 3, 1998 to July 2, 1999          $2.10
                July 3, 1999 to July 2, 2000          $2.20
                July 3, 2000 to July 2, 2001          $2.30
                July 3, 2001 to July 2, 2002          $2.40

          Payment of the Warrant Price may be made in cash, by certified or official bank check or any combination thereof. As provided in the Warrant Agreement referred to below, the Warrant Price and the number or kind of shares which may be purchased upon the exercise of the Warrants evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification, adjustment and reset.

          This Warrant Certificate is subject to, and entitled to the benefits of all of the terms, provisions and conditions of an agreement dated December 17, 1986 (the 'Warrant Agreement") between the Company and Drexel Burnham Lambert Incorporated, as amended, which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Company and the holders of the Warrant certificates. Copies of the Warrant Agreement are on file at the principal office of the Company.

          The Holder hereof may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding, and until such transfer on such books, the Company may treat the Holder hereof as the owner for all purposes.

          This Warrant Certificate, with or without other Warrant certificates upon surrender at the principal office of the Company, may be exchanged for another Warrant Certificate or Warrant Certificates of like tenor and date evidencing Warrants entitling the Holder to purchase a like aggregate number of shares of Common Stock as the Warrants evidenced by the Warrant Certificate or Warrant Certificates surrendered entitled such holder to purchase. If this Warrant Certificate shall be exercised in part, the Holder shall be entitled to receive upon surrender hereof another Warrant Certificate or Warrant Certificates for the number of whole Warrants not exercised.

          No fractional shares of Common Stock will be issued upon the exercise of any Warrant or Warrants evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Warrant Agreement.

          No holder shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon such Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or except as provided in the Warrant Agreement, to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until the Warrant or Warrants evidenced by this Warrant Certificate shall have been exercised and the Common Stock purchasable upon the exercise thereof shall have become deliverable as provided in the Warrant Agreement.

          IN WITNESS WHEREOF, Publicker Industries Inc. has caused this Warrant Certificate to be signed by its President or a Vice President.

          PUBLICKER INDUSTRIES INC.

          By___________________
           James J. Weis, President
            & Chief Executive Officer

                                       PURCHASE FORM

                       (To be executed upon exercise of Warrant)

          To: PUBLICKER INDUSTRIES INC.

          The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, shares of Common Stock, as provided for therein, and tenders herewith payment of the purchase price in full in the form of cash or a certified or official bank check in the amount of $

          Please issue a certificate or certificates for such shares of Common Stock in the name of, and pay any cash for any fractional share to:

          PLEASE INSERT SOCIAL
          SECURITY NUMBER OR
          OTHER IDENTIFYING
          NUMBER OF ASSIGNEE

          Name_________________________________

          Address_______________________________
                 _______________________________

          Signature______________________________



         NOTE: The above signature should correspond exactly with the name on the face of this Warrant Certificate or with the name of assignee appearing in the assignment form below.

          And, if said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder less any fraction of a share paid in cash.

          Dated:___________,______

                      ASSIGNMENT

              (To be executed only upon assignment of Warrant Certificate)

          For value received, _______________________________________hereby sells, assigns and
          transfers unto ______________________________________the within
          Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.

          Dated:_________, ______

          NOTE: The above signature should correspond exactly with the name on the face of this Warrant Certificate.